UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 9, 2016

GREAT SOUTHERN BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement

On August 9, 2016, Great Southern Bancorp, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P. as the sole underwriter, to issue and sell $75.0 million aggregate principal amount of the Company's 5.25% Fixed-to-Floating Rate Subordinated Notes due August 15, 2026 (the “Notes”), at a public offering price equal to 100% of the aggregate principal amount of the Notes (the “Offering”). The Company estimates that the net proceeds from the Offering will be approximately $73.4 million, after deducting underwriting discounts and commissions of 1.5%, and expenses that are payable by the Company. The Offering closed on August 12, 2016.

The Underwriting Agreement contains customary representations, warranties and covenants between the parties as of the date of entering into the Underwriting Agreement. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any Notes pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  The description of the material terms of the Underwriting Agreement and the transaction contemplated thereby is qualified in its entirety by reference to such exhibit.

The Notes were offered pursuant to a prospectus supplement, dated August 9, 2016, to the prospectus dated July 28, 2016 (such documents, collectively, the “Prospectus”) that form part of the Company’s effective registration statement on Form S-3, as amended (File No. 333-212444) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes were issued pursuant to a subordinated indenture, dated as of August 12, 2016 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of August 12, 2016 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. From and including the date of issuance to, but excluding August 15, 2021, the Notes will bear interest at an initial rate of 5.25% per annum. From and including August 15, 2021 to, but excluding the maturity date or earlier redemption, the Notes will bear interest at a floating rate equal to three-month LIBOR as calculated quarterly on each applicable date of determination plus a spread of 4.087%; provided, however, that in the event three-month LIBOR is less than zero, then three-month LIBOR shall be deemed to be zero.  Interest on the Notes is payable semi-annually in arrears on February 15 and August 15 of each year through August 15, 2021, beginning on February 15, 2017, and thereafter on a quarterly basis on February 1, May 1, August 1 and November 1 of each year, beginning on August 15, 2021, to the person in whose name such Note is registered at the close of business on the 15th day preceding the applicable interest payment date.  The Notes mature on August 1, 2026.

The Notes are unsecured and will be subordinated and will rank equally with all of the Company’s future subordinated indebtedness, including the Company’s $25.8 million principal amount of subordinated debentures issued to capital trusts. The Notes will be subordinated in right of payment to the Company’s existing and future senior indebtedness (as defined in the Indenture).

The Company may, beginning with the interest payment date on August 15, 2021, and on any interest payment date thereafter, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to but excluding the date of redemption. The Company may also redeem the Notes at any time, including prior to August 15, 2021, at the Company’s option, in whole or in part, if: (i) a change or prospective change in law occurs that could prevent the Company from deducting interest payable on the Notes for U.S. federal income tax purposes; (ii) a subsequent event occurs that could preclude the Notes from being recognized as Tier 2 capital for regulatory capital purposes; or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended; in each case, at a redemption price equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the redemption date.  There is no sinking fund for the benefit of the Notes.

The foregoing description of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Notes are each qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes, respectively, copies of which are attached hereto or incorporated by reference as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. Silver, Freedman, Taff & Tiernan LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1 regarding the legality of the Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above and the full text of the Base Indenture, the Supplemental Indenture and the form of global note representing the Notes, which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, are incorporated by reference into this Item 2.03.

Item 8.01	Other Events

On August 12, 2016, the Company issued a press release announcing the completion of the Offering, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

1.1	Underwriting Agreement, dated August 9, 2016, between Great Southern Bancorp, Inc. and Sandler O’Neill & Partners, L.P., as underwriter.

4.1	Subordinated Indenture, dated as of August 12, 2016, between Great Southern Bancorp, Inc. and Wilmington Trust, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of August 12, 2016, between Great Southern Bancorp, Inc. and Wilmington Trust, National Association, as Trustee.

4.3	Form of Global Note representing the 5.25% Fixed-to-Floating Rate Subordinated Notes due August 15, 2026 of the Company (included in Exhibit 4.2).

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1)

99.1	Press Release dated August 12, 2016

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: August 12, 2016	/s/ Joseph W. Turner
Joseph W. Turner President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 9, 2016, between Great Southern Bancorp, Inc. and Sandler O’Neill & Partners, L.P., as underwriter.

4.1	Subordinated Indenture, dated as of August 12, 2016, between Great Southern Bancorp, Inc. and Wilmington Trust, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of August 12, 2016, between Great Southern Bancorp, Inc. and Wilmington Trust, National Association, as Trustee.

4.3	Form of Global Note representing the 5.25% Fixed-to-Floating Rate Subordinated Notes due August 15, 2026 of the Company (included in Exhibit 4.2).

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1)

99.1	Press Release dated August 12, 2016